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                                                                   EXHIBIT 10.25

                                2005-2 AMENDMENT
                                     TO THE
                                    STEELCASE
                       BENEFIT PLAN FOR OUTSIDE DIRECTORS
                         (EFFECTIVE AS OF MARCH 1, 1999)

                        --------------------------------

                  This 2005-2 Amendment to the STEELCASE BENEFIT PLAN FOR OUTSIDE DIRECTORS ("Plan") is adopted by STEELCASE INC., to be effective as of August 1, 2004.

                  Pursuant to Section 1.3 of the Plan, Steelcase Inc. amends the Plan as follows:

                                       A.

                  Section 8.7(u) as most recently amended by the 2004-2 Amendment, is revised by adding the following:

                  Zyban, nicotine patches, nicotine inhalers and nicotine nasal spray ("Smoking Cessation Drugs") are considered eligible prescription drugs for purposes of this subsection. Coverage is available for Smoking Cessation Drugs that are prescription legend drugs or over-the-counter drugs. However, to be covered, the Smoking Cessation Drug must be provided to the prescription order of a Physician.

                                       B.

                  Article IX(u)(xii) is amended to read as follows:

                  Smoking cessation drugs except as otherwise expressly covered by the Plan.

                                       C.

                  Section 10.4(q) is amended to read as follows:

                           (q) Dental expenses for a Dependent who is entitled to benefits as an employee or former employee of the Company or as a Dependent of two individuals who are active or retired Outside Directors or employees;

                                       D.

                  In all other respects, the Plan shall be unchanged.




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                  IN WITNESS OF WHICH, Steelcase Inc. has executed this 2005-2
Amendment to the Plan.

                                     STEELCASE INC.


Dated: June 24, 2004                 By          /s/  Nancy W. Hickey
            --                         -----------------------------------------

                                       Its Sr. Vice President, Global Strategic
                                        Resources & Chief Administrative Officer



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